Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

Investor Presentation
March 2006

[LOGO]

Forward Looking Statements

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements should be considered as estimates only and actual results may ultimately differ from these estimates.  Except to the extent required by applicable securities laws, CB Richard Ellis Group, Inc. undertakes no obligation to update or publicly revise any of the forward-looking statements that you may hear today.  Please refer to our annual report on Form 10-K and our quarterly reports on Form 10-Q, which are filed with the SEC and available at the SEC’s Web site (http://www.sec.gov), for a full discussion of the risks and other factors, that may impact any estimates that you may hear today.  We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations.  As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Industry Overview

Favorable Trends – Investment Sales

[CHART]

•                  Investment Sales

•                 Investor demand continues to exceed the available supply of properties globally

•                 Capital flows into commercial real estate continue at high levels

•                 CBRE’s U.S. market share expanded to 18% in 2005, reflecting a 10.8 percentage point advantage over the number two firm(2)

Expected capital flows to real estate continue to increase

(1)          Source: Institutional Real Estate, Inc. 2006 Plan Sponsor Survey conducted by Kingsley Associates

(2)          Source: Real Capital Analytics

Favorable Trends – Leasing

[CHART]

[CHART]

•                  Leasing Markets

•                 Solid corporate hiring and strong net absorption of commercial real estate amid favorable economic and business conditions

•                 Rent increases in most major office markets across the U.S.

•                 Improved market conditions leading to sustained ongoing rent appreciation in the industrial sector

•                 Significant office leasing market share gains within Europe

•                 Strong growth in Asia Pacific due to improving business confidence

Source: Torto Wheaton Research, Winter 2006

Company Overview

The World Class Commercial Real Estate Services Provider

Leading Global Brand	•	100 years
	•	50 countries
	•	#1 in key cities in U.S., Europe and Asia

Broad Capabilities	•	#1 commercial real estate brokerage
	•	#1 appraisal and valuation
	•	#1 property and facilities management
	•	#2 commercial mortgage brokerage
	•	$17.3 billion in investment assets under management

Scale, Diversity and Earnings Power	•	2x nearest competitor
	•	Thousands of clients, more than 70% of Fortune 100
	•	2005 Revenue of $2.9 billion
	•	2005 Normalized EBITDA of $461.3 million(1)
	•	Strong organic revenue and earnings growth

(1)               Excludes integration related charges.

Global Reach & Local Leadership

2005 Revenue
by Region

[CHART]

Leading
Market Positions

New York	☒

London	☒

Los Angeles	☒

Chicago	☒

Sydney	☒

Paris	☒

Washington, D.C.	☒

Madrid	☒

Singapore	☒

CBRE is unique in offering customers global coverage and leading local expertise.

Diversified Blue Chip Client Base

2005 Revenue by Client Type

[CHART]

Representative Clients

[LOGO]

Top 20 customers are less than 9% of total revenue.

Full Services Platform

Advisory Services		FY 2005 Americas Revenue	Outsourcing Services

	Revenue Generation			Revenue Generation

Leasing and sales	Commission	[CHART]	Manages properties for owners	Contractual

Mortgage brokerage	Commission and Servicing Fees		Comprehensive corporate real estate services	Contractual

Valuations, appraisals, research	Assignment and Subscription Fees

Fragmented Industry

$24 Billion US Commercial Real Estate Services Industry (1)

U.S. Market Share
Top 5 = 16.9% Share

[CHART]

The market has grown at a 4.2% CAGR from 1995 to 2005.

Source: External public filings and management estimates as of 12/31/05.

(1) Excluding investment management.

Superior Platform Drives Outperformance

Competitive Landscape

[CHART]

FY 2002 - 2005 CAGR

[CHART]

	CBG		JLL		TCC		Business Services(2)

FY06 P/E (as of 3/10/06)	19.8	x	19.0	x	17.9	x	20.6	x

(1)          Excluding merger-related charges, integration expenses and IPO-related compensation expense.

(2)          Average based on ABM, ACN, ADP, CEN, FDC, KELYA, MAN, PAYX, RHI, and RMK.

Our full-service, global platform has allowed us to outperform competitors.

Key Growth Strategies

Growth Drivers

INDUSTRY TRENDS	RELATED STRATEGY

Increased capital allocations to real estate	•	Leverage demographic-driven investment trends and globalization of capital flows
	•	Leverage expertise across all property types
	•	Aggregate the fragmented private client market

Institutional ownership of real estate	•	Match risk/return profiles
	•	Develop innovative investment vehicles
	•	Grow assets under management
	•	Capitalize on “feet on the ground” global platform

Improving leasing fundamentals	•	Customer Relationship Management initiative
	•	Expanded “dash-board” for landlord/agency and tenant rep specialists
	•	Foster cross-market referrals and multi-market business development

INDUSTRY TRENDS	RELATED STRATEGY

Corporate outsourcing	•	Single point-of-contact management
	•	Emphasize multi-market/cross-border capabilities
	•	Focus on Fortune 500 penetration
	•	Invest in enabling IT platforms

Increased vendor consolidation	•	Capitalize on cross-selling opportunities
	•	Leverage geographic diversity of platform
	•	Capitalize on breadth of service offerings

Capital markets solutions	•	Single-brand and single-source debt and equity offerings
	•	Increase mortgage origination referrals from other CBRE businesses (up 56% in 2005)
	•	More joint debt-equity business development initiatives

Continued industry consolidation	•	Selective in-fill acquisitions to round out service-delivery platform
	•	Buy-in partner/affiliate companies

Expanding Global Platform Through In-Fill Acquisitions

[GRAPHIC]

•                  Purchase price for these acquisitions was approximately $101 million.

•                  Associated 2006 revenue increase estimated to be approximately $179 million, which includes consolidation of revenue resulting from the now majority owned IKOMA.

•                  EBITDA margins expected to be consistent with CBRE margins upon full integration.

Grow Investment Management Business

Real Estate Institutional Ownership
($ in billions)

[CHART]

Source:                 Institutional Real Estate, Inc.

Note:                            Ownership shown as of June 30th.

2005 includes $29.9 billion in public untraded funds, a new category starting in 2005.

CBRE’s Assets Under Management
($ in billions)

[CHART]

Note:                             Assets under management for 1998-2005 shown as of December 31st.

Substantial cross-selling of services currently drives approximately $60 million in revenue for CBRE.

Investment Management Business

Global Strategy / Fund Matrix

DEDICATED TEAMS	MANAGED ACCOUNTS	STRATEGIC PARTNERS	SPECIAL SITUATIONS

MAIN CHARACTERISTICS Strategy	CORE/CORE +	VALUE ADDED	VALUE ADDED/OPPORTUNISTIC

% Debt	0 - 50%	50- 70%	75%

Typical Structure	Separate Accounts Open End Funds	Closed End Funds	Closed End Funds Joint Ventures

Coinvestment	No	Yes	Yes

Compounded Annual Growth Rate for Assets Under Management(1)	6%	24%	50%

CBRE Income Stream	Acquisition Fees Asset Management Fees Incentive Fees	Acquisition Fees Asset Management Fees Incentive Fees LP Profits Carried Interest	Acquisition Fees Asset Management Fees Incentive Fees LP Profits Carried Interest

(1)                                  2000 – 2005 CAGR.

Financial Overview

Consistent Long Term Growth

[CHART]

(1)                                  Normalized EBITDA excludes merger-related and other non-recurring costs, Insignia integration costs and one-time IPO-related compensation expense.

CBRE has consistently outpaced industry growth.

2005 Business Performance Highlights

(In millions, except EPS)

Revenue	Normalized EBITDA(1)
[CHART]	[CHART]

Net Income, as adjusted(1)	EPS, as adjusted(1),(2)
[CHART]	[CHART]

Record 2005 Performance

(1)         Normalized EBITDA, net income, as adjusted and earnings per share, as adjusted exclude one-time items related to the Insignia acquisition, IPO-related compensation expense, certain costs of extinguishment of debt and tax expense related to the repatriation of foreign earnings under the American Jobs Creation Act of 2004.

(2)         Diluted earnings per share.

2005 Revenue Breakdown

[CHART]

	Year ended December 31,
($ in millions)	2005	2004	% Change

Sales	1,077.8	807.4	33

Leasing	1,105.8	986.3	12

Property and Facilities Management	208.6	185.3	13

Appraisal and Valuation	202.4	156.4	29

Commercial Mortgage Brokerage	140.4	106.7	32

Investment Management	127.7	90.7	41

Other	47.9	32.3	48

Total	2,910.6	2,365.1	23

Normalized EBITDA Margins

[CHART]

2005 EBITDA margin improved 24% compared to 2004

Notes:

Normalized EBITDA and normalized EBITDA margins exclude one-time merger-related and other non-recurring costs, Insignia integration costs and one-time IPO-related compensation expense.

Debt Highlights

[CHART]

Notes:

•                  Normalized EBITDA excludes merger-related and other non-recurring costs, Insignia integration costs and one-time IPO-related compensation expense.

•                  Total debt excludes non-recourse debt.

Capitalization

	As of
($ in millions)	12/31/2005	12/31/2004	Variance
Cash	449.3	256.9	192.4

Senior secured term loan tranche B	265.2	277.1	(11.9)
11 1/4% senior subordinated notes	163.0	205.0	(42.0)
9 3/4% senior notes	130.0	130.0	—
Other debt(1)	19.0	22.5	(3.5)
Total debt	577.2	634.6	(57.4)
Stockholders’ equity	793.7	560.0	233.7
Total capitalization	1,370.9	1,194.6	176.3
Total net debt	127.9	377.7	(249.8)

•                  Excludes $256.0 million and $138.2 million of warehouse facility at December 31, 2005 and 2004, respectively.

2005 Normalized Internal Cash Flow

[CHART]

•                  Strong cash flow generator

•                  $110 million, or 82.7% improvement from prior year

•                  Low capital intensity

•                  Utilization of internal cash flow

•                  Debt reduction

•                  Co-investment activities

•                  In-fill acquisitions

(1)          Represents capital expenditures, net of concessions.

Key Drivers of Earnings Growth

Revenue Growth		Margin Expansion		Deleveraging Balance Sheet		Significant EPS Growth

• Market growth	+	• Operating leverage	+	• Redemption of high interest rate bonds	=	• 15% to 20% growth

• Market share gains		• Fixed cost controls

• In-fill acquisitions		• Scalable overhead structure

2005 revenue growth rate: 23%		2005 Normalized EBITDA growth rate: 54%		2005 debt paydown: $57.4 million		2005 Adjusted EPS growth rate: 82%

Revenue growth, margin expansion and deleveraging allow CBRE to achieve substantial earnings growth.

Remember Who We Are

We are:

•                  A growth-oriented business services enterprise with more than 200 offices around the world

•                  A full service provider with a diverse suite of services to address any commercial real estate need

•                  More than 2X the size of our nearest competitor in terms of 2005 revenue

•                  Focused on growing existing client relationships through cross-selling opportunities and a multi-market approach

•                  Focused on outperforming the industry in terms of margin expansion and market penetration

•                  Able to significantly leverage our operating structure

•                  A strong cash flow generator

We are not:

•                  Asset intensive

•                  Capital intensive

•                  A REIT or direct property owner

•                  Dependent on a few markets, producers or clients

•                  Interest rate dependent

Appendix

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)

	Year Ended December 31,
($ in millions)	2005	2004	2003	2002	2001(1)
Normalized EBITDA	461.3	300.3	183.2	130.7	115.0

Less:
Merger-related and other non-recurring charges	—	25.6	36.8	—	28.6
Integration costs related to the Insignia acquisition	7.1	14.4	13.6	—	—
IPO-related compensation expense	—	15.0	—	—	—
EBITDA	454.2	245.3	132.8	130.7	86.4

Add:
Interest income	9.3	6.9	3.6	3.2	4.0

Less:
Depreciation and amortization	45.5	54.8	92.6	24.6	37.9
Interest expense	54.4	68.1	71.3	60.5	50.0
Loss on extinguishment of debt	7.4	21.1	13.5	—	—
Provision (benefit) for income taxes	138.9	43.5	(6.3)	30.1	19.1
Net income (loss)	217.3	64.7	(34.7)	18.7	(16.6)

Revenue	2,910.6	2,365.1	1,630.1	1,170.3	1,170.8

Normalized EBITDA Margin	15.8%	12.7%	11.2%	11.2%	9.8%

(1)         The results of operations for the year ended December 31, 2001 have been derived by combining the results of operations of the company for the period from February 20, 2001 (inception) to December 31, 2001, with the results of operations of CB Richard Ellis Services, Inc. prior to the MBO merger of the two, from January 1, 2001 to July 20, 2001, the date of the merger.

Reconciliation of Net Income to Net Income, As Adjusted

	Year Ended Dec. 31,
($ in millions)	2005	2004
Net income	217.3	64.7

Less:

Amortization expense related to net revenue backlog acquired in the Insignia acquisition, net of tax	—	8.2

Merger-related charges related to the Insignia acquisition, net of tax	—	16.0

Integration costs related to the Insignia acquisition, net of tax	4.5	9.0

One-time compensation expense related to the initial public offering, net of tax	—	9.4

Loss on extinguishment of debt, net of tax	4.6	10.6

Tax expense related to the repatriation of foreign earnings under the American Jobs Creation Act of 2004	3.5	—

Net income, as adjusted	229.9	117.9

Diluted income per share, as adjusted	$3.00	$1.65

Weighted average shares outstanding for diluted income per share, as adjusted	76,618,352	71,345,073

[LOGO]